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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2004


                             ARGENT SECURITIES INC.
                             ----------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-W2)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware                 333-112237        77-0599834
 ------------------------------    -------------      ----------------------
(State or Other Jurisdiction       (Commission        (I.R.S. Employer
of Incorporation)                  File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                   92868
---------------------------------------          -------------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                         Description
-----------          -----------                         -----------

1                    5.1, 8.1, 23.1            Opinion re Legality, Consent of
                                               Counsel and Tax Opinion







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 4, 2004


                                                 ARGENT SECURITIES INC.


                                                 By:     /s/ John P. Grazer
                                                     ------------------------
                                                 Name:   John P. Grazer
                                                 Title:  CFO





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                                  EXHIBIT INDEX


                   Item 601(a) of
Exhibit            Regulation S-K
Number             Exhibit No.                Description
------             -----------                -----------

1                  5.1, 8.1, 23.1             Opinion re Legality, Consent of
                                              Counsel and Tax Opinion







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                     EXHIBIT 5.1, EXHIBIT 8.1, EXHIBIT 23.1

                   [Letterhead of Thacher Proffitt & Wood LLP]



                                             March 4, 2004


Argent Securities Inc.                       Ameriquest Mortgage Company
1100 Town & Country Road                     1100 Town & Country Road
Orange, California  92868                    Orange, California  92868

Deutsche Bank National Trust Company         Morgan Stanley & Co. Incorporated
1761 East St. Andrew Place                   1585 Broadway
Santa Ana, CA 92705                          New York, New York 10036

Financial Security Assurance Inc.
350 Park Avenue, 13th Floor
New York, New York 10022


                  Opinion: Underwriting Agreement
                  Argent Securities Inc.,
                  Asset-Backed Pass-Through Certificates, Series 2004-W2
                  ------------------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Ameriquest Mortgage Company ("Ameriquest" or the "Seller") and Argent Securities Inc. (the "Depositor") in connection with
(i) the Mortgage Loan Purchase Agreement, dated February 27, 2004 (the "Seller Sale Agreement"), between Ameriquest and the Depositor, (ii) the Pooling and Servicing Agreement, dated as of March 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, Ameriquest and Deutsche Bank National Trust Company (the "Trustee"), and the certificates issued pursuant thereto designated as Asset-Backed Pass-Through Certificates, Series 2004-W2 (collectively, the "Certificates"), (iii) the Underwriting Agreement, dated February 27, 2004 (the "Underwriting Agreement"), among the Seller, the Depositor and Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to which certain Certificates were sold (collectively, the "Publicly Offered Securities"), (iv) the Indemnification Agreement, dated March 4, 2004 (the "Indemnification Agreement"), between the Depositor and Ameriquest, (v) the Insurance and Indemnity Agreement, dated March 1, 2004 (the "Insurance and Indemnity Agreement"), among Ameriquest, the Depositor and Financial Security Assurance Corp. (the "Certificate Insurer" or "FSA"), (vi) the Indemnification Agreement, dated March 4, 2004 (the "FSA Indemnification Agreement"), among Ameriquest, the Depositor, the Underwriter and FSA, (vii) the Premium Letter, dated March 4, 2004 (the "Premium Letter"), among Ameriquest, the



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Depositor, the Initial Purchaser and the Certificate Insurer, (viii) the Class
M-7 Purchase Agreement, dated as of March 4, 2004 (the "Purchase Agreement"), among the Depositor, Ameriquest and Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to which certain Certificates were sold (collectively, the "Privately Offered Certificates";together with the Publicly Offered Certificates, the "Offered Certificates"), (ix) the Prospectus Supplement, dated February 27, 2004 (the "Prospectus Supplement"), and the Prospectus to which it relates, dated February 27, 2004 (the "Base Prospectus", and together with the Prospectus Supplement, the "Prospectus) and (x) the Private Placement Memorandum, dated March 4, 2004 (the "Class M-7 Private Placement Memorandum). The Seller Sale Agreement, the Pooling and Servicing Agreement, the Underwriting Agreement, the Indemnification Agreement, the Insurance and Indemnity Agreement, the FSA Indemnification Agreement, the Premium Letter and the Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

         In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

         The opinions expressed below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law,
(ii) the effect of certain laws, regulations and judicial and other decisions upon the availability and enforceability of certain remedies including the remedies of specific performance and self-help and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to venue or forum, to confer subject matter jurisdiction on a federal court located within the State of New York to adjudicate any controversy in any situation in which such court would not have subject matter jurisdiction, to waive the right to jury trial, to impose a penalty or forfeiture, to release, exculpate or exempt a party from, to require indemnification of a party for, liability for its own action or inaction to the extent that the action or inaction includes negligence,



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recklessness or willful or unlawful conduct, to sever any provision of any agreement, to restrict access to legal or equitable remedies, to establish evidentiary standards, to appoint any person or entity as the attorney-in-fact of any other person or entity, to require that any agreement may only be amended, modified or waived in writing, to provide that all rights or remedies of any party are cumulative and may be enforced in addition to any other right or remedy, to provide that the election of a particular remedy does not preclude recourse to one or more remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, to waive rights or remedies which can not be waived as a matter of law, to provide for set-off unless there is mutuality between the parties or to provide that any agreement is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York,
(iii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. We do not express any opinion herein with respect to any law the violation of which would not have any material adverse effect on the ability of any party to perform its obligations under any agreement. However, the non-enforceability of any such provisions will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the considerations referred to in foregoing clause (iv) and the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof. Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the actual present knowledge of the attorneys in this firm who are directly involved in the representation of parties to the transactions described herein in connection therewith. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the federal laws of the United States including without limitation the Securities Act of 1933, as amended (the "1933 Act") and Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986 (the "Code") applicable to a real estate mortgage investment conduit ("REMIC") and applicable regulations thereunder and current judicial and administrative authority with respect thereto and the laws of the State of New York. We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities laws of any jurisdiction.

         Based upon and subject to the foregoing, it is our opinion that:

         1. The Pooling and Servicing Agreement, assuming the necessary authorization, execution and delivery thereof by the parties thereto, will be a valid and legally



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                  binding agreement under the laws of the State of New York, enforceable thereunder against the parties thereto in accordance with its terms.

         2. The Certificates, assuming the authorization, execution and delivery of the related Pooling and Servicing Agreement, the execution and authentication of such Certificates in accordance with that Pooling and Servicing Agreement and the delivery thereof and payment therefor as contemplated in the Registration Statement and in the prospectus and prospectus supplement delivered in connection with such Certificates, will be legally and validly issued and outstanding, fully paid and non- assessable and entitled to the benefits of that Pooling and Servicing Agreement.

         3. Assuming the accuracy of and compliance with the factual representations, covenants and other provisions of the Agreements without any waiver or modification thereof, for United States federal income tax purposes within the meaning of the Code in effect on the date hereof, each of REMIC I, REMIC II, REMIC III and REMIC IV will qualify as a REMIC within the meaning of the Code. The REMIC I Regular Interests will represent ownership of the "regular interests" in REMIC I, and the Class R-I Interest will constitute the sole class of "residual interests" in REMIC I. Each class of Offered Certificates and the Class M-7 Certificates (exclusive of any right to receive payments from the Net WAC Rate Carryover Reserve Account and the Cap Contracts), the Class CE Interest and the Class P Interest will represent ownership of "regular interests" in REMIC II and will generally be treated as debt instruments of REMIC II, and the Class R-II Interest will constitute the sole class of "residual interests" in REMIC II. The Class CE Certificates will represent ownership of the "regular interests" in REMIC III, and the Class R-III Interest will constitute the sole class of "residual interests" in REMIC III. The Class P Certificates will represent ownership of the "regular interests" in REMIC IV, and the Class R-IV Interest will constitute the sole class of the "regular interests" in REMIC IV. The Class R Certificates will represent ownership of the Class R-I Interest and the Class R-II Interest. The Class R-X Certificates will represent ownership of the Class R-III Interest and the Class R-IV Interest.


         We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement, and to the use of our name in the prospectus and prospectus supplement included in the Registration Statement under the headings "Federal Income Tax Consequences" and "Legal Matters," without admitting that we are "persons" within the meaning of Section 7(a) or 11(a)(4) of the 1933 Act, or "experts" within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.


                                               Very truly yours,

                                               /s/ THACHER PROFFITT & WOOD LLP